UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                         Pursuant to Section 13 or 15(d)
                                     of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): December 2, 2004

                                Ramp Corporation
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                  0-24768                              84-1123311
          (Commission File Number)                  (I.R.S. Employer
                                                  Identification Number)


                                 (212) 440-1500
              (Registrant's Telephone Number, Including Area Code)

           33 Maiden Lane, New York, NY                         10038
     (Address of Principal Executive Offices)                 (Zip Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 3.02         Unregistered Sales of Equity Securities

      On December 2, 2004, the registrant issued to certain investors convertible promissory notes in the aggregate principal amount of $400,000 bearing interest at the rate of six percent (6.0%) per annum, due March 1, 2005. In connection with the note financing, the registrant issued a convertible promissory note in the principal amount of $52,000 to an entity as an advisory fee on the same terms and conditions as the investors. One hundred and twenty percent (120%) of the outstanding principal amount of the notes shall be automatically convertible into other securities of the registrant which may be issued by the registrant in any subsequent transaction with gross proceeds to the registrant of a minimum of $1,000,000. Interest on the notes is payable in cash or securities issued in a subsequent transaction.

      The registrant shall also issue to the investors an aggregate of 480,000 shares of the registrant's common stock and the advisor shall receive 48,000 shares of the registrant's common stock.

      The sale of notes was made to "accredited investors", as that term is defined under Rule 501 under Regulation D of the Securities Act of 1933, as amended, pursuant to the exemption from registration requirements under Rule 506 and Section 4(2) of the Securities Act.

      The registrant is obligated to register for resale the securities issuable upon conversion of the notes and the shares of common stock issuable to the investors on its next registration statement filed with the Securities and Exchange Commission.


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                                   SIGNATURES

      According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on December 7, 2004.

                                                RAMP CORPORATION

                                                /s/ Ron Munkittrick
                                                --------------------
                                                By:  Ron Munkittrick
                                                Its: Chief Financial Officer
Date: December 7, 2004